Goodwill	12 Months Ended
Dec. 31, 2025
Goodwill
Goodwill

10. Goodwill

The below table presents the carrying value for the goodwill.

(In thousands of €)	Goodwill	Total
As at January 1, 2025	8,612	8,612
Impairment loss	—	—
Carrying amount as at December 31, 2025	8,612	8,612
As at January 1, 2024	8,612	8,612
Impairment loss	—	—
Carrying amount as at December 31, 2024	8,612	8,612

On December 14, 2021, the Company acquired 100% of Agomab Spain, a Spanish biotech company with a pipeline of organ-restricted small molecule drug candidates targeting the transforming growth factor beta (TGF-β) pathway. Through this acquisition, the Company has broadened its clinical-stage pipeline, taking a step closer to bringing meaningful treatments to patients with fibrotic diseases. The synergies between Agomab Spain’s unique small molecule platform and the Company’s pre-existing antibody capabilities, combined with collective expertise in targeting growth factors, is expected to allow the Group to accelerate the development of novel therapeutic candidates.

The consideration transferred to acquire Agomab Spain amounted to €24.3 million and includes a contingent consideration with a fair value at acquisition date of €3.95 million (see note 22). These assets acquired and liabilities assumed have been measured on a fair value basis at acquisition date, resulting in net assets acquired amounting to €15.7 million, including in-process R&D for €18.55 million (see note 11). The positive difference between the total consideration transferred to acquire 100% of Agomab Spain (€24.3 million) and the fair value of the net assets acquired (€15.7 million) was recognized as goodwill, which is tested for impairment at least annually together with the acquired in-process R&D (see note 11).

The goodwill has been allocated in full to the “Agomab Spain” CGU as this is the level at which the synergies from the combination are expected to materialize. The recoverable amount of the Agomab Spain CGU is based on its value in use, i.e. net present value of the expected future cash flows. No impairment was recorded as the recoverable amount is not lower than the carrying amount of the cash-generating unit.

The cash flow projections are based on the management business plan for each of the R&D projects in Agomab Spain (i.e., AGMB-129 and AGMB-447) that extend over a period of 22 years. The key assumptions made by management within the business plan relate to the:

●	Probability of reaching commercialization stage as well as the associated timing, based on external scientific methodologies, reputable scientific literature and internal estimates. In that respect, expected revenues are based on management’s best estimation of the timing of obtaining the necessary approvals from the European Union and United States authorities.
●	Duration of the patent after reaching commercialization stage, which is estimated by management at 15 years.
●	Amount of R&D costs expected to be incurred to reach the commercialization stage and the revenues expected to be generated during the commercialization phase; and
●	Discount rates to be applied to the future expected cash flows, which are derived from the Company’s weighted average cost of capital, taking into account the cost of equity and debt. The pre-tax discount rate is 21.6%.

Based on the key assumptions above, the recoverable amount of the Agomab Spain CGU significantly exceeds its carrying amount (including allocated goodwill and in-process R&D) and a ‘reasonably possible change’ in a key assumption would not cause an impairment loss.